UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 12th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is filed by QuinStreet, Inc., a Delaware corporation (the “Company”), to provide the financial statements required by Item 9.01(a)(1) and the pro forma financial information required by Item 9.01(b)(1) of Form 8-K related to the completion of the acquisition of SIREN GROUP AG d/b/a HomeBuddy, a company limited by shares organized under the laws of Switzerland (“HomeBuddy”), previously reported in the Current Report on Form 8-K (File No. 001-34628) filed with the Securities and Exchange Commission on January 2, 2026. The pro forma financial information gives effect to certain pro forma events related to the acquisition and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Company following the acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a) of Form 8-K:

•
Audited Consolidated Financial Statements of HomeBuddy as of and for the year ended December 31, 2024
•
Unaudited Condensed Consolidated Interim Financial Statements of HomeBuddy as of and for the nine months ended September 30, 2025

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of HomeBuddy, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025
•
Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended September 30, 2025, and the year ended June 30, 2025
•
Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of BDO Ltd, Independent Auditor of Siren Group AG
99.1	Audited December 31, 2024 Consolidated Financial Statements of HomeBuddy and Unaudited Condensed Consolidated Interim Financial Statements of HomeBuddy for the nine months ended September 30, 2025
99.2	Unaudited Pro Forma Condensed Combined Financial Information of QuinStreet, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: March 13, 2026	By:	/s/ Gregory Wong
Gregory Wong
Chief Financial Officer